UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3894

T. Rowe Price Short-Term Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Item 1: Report to Shareholders

Short-Term Bond Fund	May 31, 2010

The views and opinions in this report were current as of May 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Short-term bonds delivered good returns during the 12 months ended May 31, 2010, and were in positive territory during the past six months. Interest rates in the two- to five-year range fluctuated widely over the 12-month period, following a roller coaster pattern that ended with yields below their levels of a year earlier. Lower-quality securities led the way, except for the final month of the period when investors flocked to the safety of Treasury securities.

MARKET ENVIRONMENT

Strengthening global economies and corporate earnings growth powered lower-quality bonds over the past 6- and 12-month periods, despite weak performance in May. Many companies announced better-than-expected revenue growth, partly a result of various cost-cutting measures but also a reflection of renewed economic strength, which showed signs of flagging as the period came to a close.

Investors shed higher-risk assets late in the period amid uncertainty about U.S. financial reform. Mounting concerns about Greece and the potential contagion to other European countries, and possibly even the U.S., added to the turmoil. The attention of global investors was riveted on the euro zone throughout the past six months as the major powers attempted to deal with the spreading crisis. In the face of mounting budget deficits and unwieldy debt burdens, governments were forced to impose fiscal austerity measures that carried the risk of slowing economic growth just as global economies are gaining traction. China’s actions to restrict bank lending and cool its overheated real estate market also weighed on sentiment.

Through it all, the U.S. Federal Reserve adopted a cautious stance, stating that “economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” With inflation below the Fed’s comfort zone of 1% to 2% a year, the central bank is unlikely to start raising short-term rates until clear signs emerge that the Manichaean battle is over and core inflation is accelerating from its current level.

PERFORMANCE

Your fund generated a gain of 5.55% during the 12 months ended May 31, 2010, and a return of 1.00% during the past six months. In both periods the fund led the Barclays Capital 1-3 Year U.S. Government/Credit Index but trailed the average for its Lipper peer group, which measures the performance of similar funds. The fund’s relative performance was hindered by our higher cash reserves and our exposure to high-quality issues, which lagged lower-rated securities through the fund’s fiscal year. The fund’s net asset value slipped from $4.87 at the end of November to $4.85 at the end of the current period, and dividends contributed $0.07 per share. (Performance for the Advisor Class was somewhat lower, reflecting its different fee structure; its net asset value was the same as the fund’s at the beginning and end of the reporting period, and the dividend contribution was a penny less.) As we like to point out, the objective of the fund is to provide greater income than is available from a money market fund but with a higher degree of principal risk.

The performance story is much the same as it was six months ago, with our sector allocation driving results relative to the Barclays benchmark during the past 6- and 12-month periods. We were overweight in investment-grade corporate securities and underweight in U.S. Treasuries, which benefited our relative returns. Throughout the period, the yields on investment-grade corporates continued to tighten versus Treasury yields as active new issuance was met with strong demand. As the yield differential contracted, the corporate sector outperformed U.S. Treasuries, which were still positive thanks to renewed strength in May.

We also maintained exposure to mortgage-backed securities (MBS), which aided the fund’s relative return since these securities are not held in our benchmark. MBS did well as a result of a program initiated by the Federal Reserve to support the market, which led to a tightening in yield spreads versus Treasuries as demand picked up. Negative new issuance of these securities after March also bolstered the sector as supply dwindled.

Our slightly higher-than-normal cash level weighed on relative results. The fund has enjoyed heavy cash inflows from investors, which we have been putting to work opportunistically. In addition, many of our Lipper competitors have higher risk profiles, which aided their results as lower-quality debt led the rally.

Investment-grade corporate bonds remain the largest overweight position in the portfolio relative to the Barclays benchmark. Corporate debt and other credit-sensitive bonds rallied as investors diverted assets from money market investments into securities with greater return potential. Thanks to low interest rates and cost-cutting measures, corporate profitability remained strong. Our largest allocation is in industrial companies that have held up well during the economic uncertainty and recent market volatility.

The portfolio remains underweight in U.S. Treasury and agency securities because of better valuations in corporates. We reduced our MBS exposure on strength during the period since their valuations have reached historically high levels, and we increased our allocation to asset-backed securities (ABS). ABS offer attractive yields within a strong technical market due to limited issuance.

At the end of May, 50% of the portfolio was allocated to corporate bonds and notes; 22% to MBS; 10% to ABS; and the remaining 18% to U.S. Treasuries, U.S. government agency obligations, and reserves. Only 24% of the portfolio was invested in BBB securities (the low end of the investment-grade range) and 1% in BB bonds, while 11% was in cash reserves and 64% was rated A or higher.

OUTLOOK

High debt burdens and severe fiscal austerity measures in developed countries are likely to dim the outlook for global growth, and we expect these issues to weigh on investor sentiment at least over the near term. In the U.S., the potential for financial reform to affect banks’ credit ratings may also fuel volatility—although we believe such legislation ultimately will improve the stability of the banking system. At the same time, corporate fundamentals remain strong, and domestic economic data are somewhat encouraging, notwithstanding some recent mixed signals.

We accumulated somewhat higher cash positions in April and May, which puts us in a good position to add riskier assets in a measured fashion in the coming months. It is worth repeating that the short-term securities we purchase for your fund are less vulnerable to market volatility than long-term bonds. Consequently, we do not expect your fund to feel the impact of rising interest rates at some point down the road to the same extent as funds with longer maturities. Our analysts continue to work with our global economics and equity teams to uncover the most appealing investment opportunities available. We remain committed to our risk-conscious investment approach rooted in fundamentals, with a long-term perspective that has guided us through volatile market conditions in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the fund’s Investment Advisory Committee

June 16, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital 1-3 Year U.S. Government/Credit Index: A total return index that incorporates all bonds in the Treasury Bond Index and the Agency Bond Index, as well as U.S. corporate and some foreign debentures and secured notes, with maturities of one to three years.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: The weighted average maturity is a measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡
NET ASSET VALUE					
Beginning of period	$ 4.74	$ 4.73	$ 4.68	$ 4.65	$ 4.73
Investment activities					
Net investment income	0.14	0.19[(1)]	0.21[(1)]	0.20[(1)]	0.17[(1)]
Net realized and unrealized gain (loss)	0.12	0.01	0.05	0.03	(0.08)
Total from investment activities	0.26	0.20	0.26	0.23	0.09
Distributions					
Net investment income	(0.15)	(0.19)	(0.21)	(0.20)	(0.17)
NET ASSET VALUE					
End of period	**$ 4.85**	**$ 4.74**	**$ 4.73**	**$ 4.68**	**$ 4.65**

Ratios/Supplemental Data

Total return[(2)]	**5.55%**	**4.33%[(1)]**	**5.62%[(1)]**	**5.09%[(1)]**	**2.01%[(1)]**
Ratio of total expenses to average net assets	0.60%[(3)]	0.55%[(1)]	0.55%[(1)]	0.55%[(1)]	0.55%[(1)]
Ratio of net investment income to average net assets	2.88%	4.00%[(1)]	4.37%[(1)]	4.30%[(1)]	3.62%[(1)]
Portfolio turnover rate	27.9%	32.0%	58.8%	70.4%	39.9%
Net assets, end of period (in millions)	$ 4,631	$ 2,411	$ 1,749	$ 1,421	$ 1,363

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 9/30/11.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Includes interest expense (0.05% of average net assets) on TALF loans.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	Year Ended 5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡
NET ASSET VALUE					
Beginning of period	$ 4.74	$ 4.72	$ 4.68	$ 4.65	$ 4.74
Investment activities					
Net investment income	0.12	0.16[1]	0.20[1]	0.20[1]	0.15[1]
Net realized and unrealized gain (loss)	0.13	0.03	0.03	0.02	(0.08)
Total from investment activities	0.25	0.19	0.23	0.22	0.07
Distributions					
Net investment income	(0.14)	(0.17)	(0.19)	(0.19)	(0.16)
NET ASSET VALUE					
End of period	**$ 4.85**	**$ 4.74**	**$ 4.72**	**$ 4.68**	**$ 4.65**

Ratios/Supplemental Data

Total return[2]	**5.25%**	**4.23%**[1]	**5.07%**[1]	**4.81%**[1]	**1.48%**[1]
Ratio of total expenses to average net assets	0.85%[3]	0.85%[1]	0.85%[1]	0.85%[1]	0.85%[1]
Ratio of net investment income to average net assets	2.47%	3.58%[1]	4.12%[1]	3.93%[1]	3.32%[1]
Portfolio turnover rate	27.9%	32.0%	58.8%	70.4%	39.9%
Net assets, end of period (in thousands)	$ 406,962	$ 8,684	$ 1,686	$ 2,138	$ 14,344

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 0.85% contractual expense limitation in effect through 9/30/11.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Includes interest expense (0.05% of average net assets) on TALF loans.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 47.2%		
FINANCIAL INSTITUTIONS 15.0%		
Banking 9.8%		
Abbey National Treasury Services, 3.875%, 11/10/14 (1)	12,380	12,411
American Express Centurion Bank, 5.55%, 10/17/12	7,980	8,623
American Express Credit, 5.125%, 8/25/14	6,375	6,806
ANZ National International, 2.375%, 12/21/12 (1)	13,340	13,433
Australia & New Zealand Banking, 2.40%, 1/11/13 (1)	6,540	6,533
Banco Bradesco, 4.10%, 3/23/15 (1)	8,525	8,447
Bank of America, 4.375%, 12/1/10	250	254
Bank of America, 7.375%, 5/15/14	11,880	13,142
Bank of Nova Scotia, 2.25%, 1/22/13	8,075	8,202
Bank of Tokyo Mitsubishi, 2.60%, 1/22/13 (1)	7,230	7,303
Bank One, 7.875%, 8/1/10	9,500	9,612
Barclays Bank, 2.50%, 1/23/13	21,755	21,404
BB&T, 3.375%, 9/25/13	3,345	3,422
BB&T, 3.85%, 7/27/12	5,345	5,500
BB&T, 5.70%, 4/30/14	14,025	15,350
Citigroup, 5.125%, 2/14/11	8,520	8,714
Citigroup, 5.50%, 10/15/14	5,335	5,467
Citigroup, 5.85%, 7/2/13	6,250	6,490
Citigroup, 6.375%, 8/12/14	4,225	4,472
Commonwealth Bank of Australia, 2.75%, 10/15/12 (1)	9,230	9,356
Credit Suisse, 3.45%, 7/2/12	4,000	4,129
Credit Suisse First Boston, 4.875%, 8/15/10	6,250	6,301
Credit Suisse First Boston, 6.125%, 11/15/11	6,000	6,362
Deutsche Bank AG/London, 2.375%, 1/11/13	1,910	1,900
Deutsche Bank AG/London, 5.375%, 10/12/12	17,205	18,329
Goldman Sachs, 3.625%, 8/1/12	13,510	13,614
Goldman Sachs, 6.00%, 5/1/14	3,375	3,585

Goldman Sachs, 6.875%, 1/15/11	12,900	13,287
HSBC Holdings, 5.25%, 12/12/12	12,645	13,341
JPMorgan Chase, 4.65%, 6/1/14	19,180	20,353
JPMorgan Chase, VR, 1.16%, 2/26/13	25,250	25,228
Lloyds TSB Bank, 4.375%, 1/12/15 (1)	13,475	12,990
Merrill Lynch, 5.45%, 2/5/13	2,925	3,041
Merrill Lynch, 6.15%, 4/25/13	3,610	3,811
Morgan Stanley, 4.20%, 11/20/14	7,710	7,492
Morgan Stanley, 5.625%, 1/9/12	13,260	13,736
Morgan Stanley, 6.00%, 5/13/14	9,790	10,167
National Australia Bank, 2.35%, 11/16/12 (1)	13,045	13,026
Nordea Bank AB, 2.50%, 11/13/12 (1)	6,305	6,378
PNC Funding, 3.625%, 2/8/15	11,465	11,643
Rabobank Nederland, 2.65%, 8/17/12 (1)	13,750	14,073
Santander US Debt, 2.485%, 1/18/13 (1)	16,700	16,295
Santander US Debt, VR, 0.705%, 10/21/11 (1)	16,480	16,452
Standard Chartered, 3.85%, 4/27/15 (1)	4,890	4,833
State Street, 4.30%, 5/30/14	2,345	2,476
U.S. Bank, 6.375%, 8/1/11	17,700	18,735
UBS, VR, 1.584%, 2/23/12	11,295	11,290
Wells Fargo, 5.25%, 10/23/12	8,795	9,394
Westpac Banking, VR, 0.605%, 10/21/11 (1)	15,345	15,351
		492,553
Finance Companies 1.6%		
GATX, 4.75%, 10/1/12	10,735	11,252
GATX, 5.50%, 2/15/12	5,770	6,022
GE Capital, 2.80%, 1/8/13	3,000	3,019
GE Capital, 3.50%, 8/13/12	20,830	21,360
GE Capital, 3.75%, 11/14/14	6,730	6,837

Westfield Capital, 4.375%, 11/15/10 (1)	6,840	6,921
		40,889
Total Financial Institutions		756,419

INDUSTRIAL 27.1%

Basic Industry 2.3%

Airgas, 2.85%, 10/1/13	14,095	14,188
Alcoa, 7.375%, 8/1/10	2,000	2,013
Arcelormittal, 5.375%, 6/1/13	7,815	8,147
Barrick Gold Finance, 6.125%, 9/15/13	17,349	19,430
BHP Finance, 4.80%, 4/15/13	3,250	3,501
Dow Chemical, 4.85%, 8/15/12	16,720	17,591
Dow Chemical, 6.125%, 2/1/11	1,856	1,914
Praxair, 2.125%, 6/14/13	18,930	18,994
Rio Tinto Finance, 8.95%, 5/1/14	19,505	23,348
Xstrata Finance Canada, 5.50%, 11/16/11 (1)	8,694	9,098
		118,224

Capital Goods 2.4%

3M, 4.65%, 12/15/12	14,585	15,760
Allied Waste North America, 5.75%, 2/15/11	10,445	10,768
Boeing Capital, 7.375%, 9/27/10	4,250	4,336
CRH America, 5.30%, 10/15/13	2,825	3,005
General Dynamics, 1.80%, 7/15/11	11,000	11,091
Honeywell International, 4.25%, 3/1/13	4,715	5,031
Honeywell International, 6.125%, 11/1/11	2,880	3,088
John Deere Capital, 4.95%, 12/17/12	12,330	13,331
Lafarge, 6.15%, 7/15/11	16,122	16,657
Lockheed Martin, 4.121%, 3/14/13	3,625	3,859
Northrop Grumman, 7.125%, 2/15/11	17,073	17,807

Republic Services, 6.75%, 8/15/11	10,415	11,017
United Technologies, 6.35%, 3/1/11	6,750	7,016
		122,766
Communications 6.0%		
America Movil, 3.625%, 3/30/15 (1)	8,605	8,765
AT&T, 4.95%, 1/15/13	4,765	5,125
AT&T, 6.70%, 11/15/13	8,450	9,700
AT&T, STEP, 7.30%, 11/15/11	4,000	4,348
British Telecommunications, 5.15%, 1/15/13	6,500	6,784
British Telecommunications, VR, 9.125%, 12/15/10	17,560	18,298
CBS, 6.625%, 5/15/11	8,538	8,886
Comcast Cable Communications, 6.75%, 1/30/11	18,841	19,535
Cox Communications, 7.75%, 11/1/10	3,500	3,594
Cox Enterprises, 7.875%, 9/15/10 (1)	4,313	4,381
Crown Castle Towers, 4.523%, 1/15/15 (1)	13,110	13,911
Deutsche Telekom International Finance, STEP, 8.50%, 6/15/10	17,145	17,189
DirecTV Holdings, 4.75%, 10/1/14	16,535	17,485
France Telecom, STEP, 7.75%, 3/1/11	10,155	10,625
Rogers Communications, 6.25%, 6/15/13	8,780	9,680
Telecom Italia Capital, 5.25%, 11/15/13	12,005	12,390
Telecom Italia Capital, 6.20%, 7/18/11	9,935	10,334
Telefonica Emisiones, 5.855%, 2/4/13	10,001	10,717
Telefonica Emisiones, 5.984%, 6/20/11	16,945	17,677
Thomson Reuters, 5.95%, 7/15/13	6,160	6,834
Time Warner Cable, 5.40%, 7/2/12	16,125	17,253
Time Warner Cable, 8.25%, 2/14/14	2,388	2,811
Travel Channel, 3.55%, 1/15/15 (1)	15,885	16,065
Verizon Global Funding, 7.25%, 12/1/10	4,030	4,152
Verizon Virginia, 4.625%, 3/15/13	20,675	21,637

Verizon Wireless, 3.75%, 5/20/11	6,585	6,756
Verizon Wireless, 5.25%, 2/1/12	5,000	5,296
Verizon Wireless, 7.375%, 11/15/13	8,160	9,513
		299,741
Consumer Cyclical 2.1%		
American Honda Finance, 2.375%, 3/18/13 (1)	9,555	9,657
American Honda Finance, 6.70%, 10/1/13 (1)	8,000	9,110
AOL Time Warner, 6.875%, 5/1/12	3,685	4,016
CVS Caremark, FRN, 1.754%, 9/10/10	9,870	9,905
DaimlerChrysler, 5.875%, 3/15/11	5,730	5,917
DaimlerChrysler, 6.50%, 11/15/13	2,675	2,957
DaimlerChrysler, 7.75%, 1/18/11	19,120	19,902
Home Depot, 4.625%, 8/15/10	3,325	3,349
Home Depot, 5.20%, 3/1/11	7,595	7,825
PACCAR Financial, 1.95%, 12/17/12	6,590	6,645
Staples, 7.75%, 4/1/11	9,819	10,337
Staples, 9.75%, 1/15/14	5,510	6,750
Time Warner, 5.50%, 11/15/11	6,500	6,862
		103,232
Consumer Non-Cyclical 8.0%		
Altria, 8.50%, 11/10/13	13,810	16,203
AmerisourceBergen, 5.625%, 9/15/12	20,870	22,622
Anheuser-Busch InBev, 3.00%, 10/15/12	13,610	13,954
Anheuser-Busch InBev, 7.20%, 1/15/14 (1)	13,721	15,661
B.A.T. International Finance, 8.125%, 11/15/13 (1)	21,650	25,635
Boston Scientific, 4.25%, 1/12/11	12,840	12,966
Boston Scientific, 4.50%, 1/15/15	5,750	5,560
Cargill, 5.60%, 9/15/12 (1)	2,790	3,023

Coca-Cola Amatil, 3.25%, 11/2/14 (1)	11,520	11,680
Coca-Cola Bottling Company, 5.00%, 11/15/12	16,835	18,077
Dr. Pepper Snapple, 1.70%, 12/21/11	13,420	13,460
Dr. Pepper Snapple, 2.35%, 12/21/12	7,390	7,453
Eli Lilly, 3.55%, 3/6/12	6,385	6,651
Express Scripts, 5.25%, 6/15/12	19,592	20,995
Genentech, 4.40%, 7/15/10	4,685	4,706
General Mills, 5.25%, 8/15/13	7,762	8,479
General Mills, 11.973%, 10/15/10	5,990	6,034
Kellogg, 4.25%, 3/6/13	10,215	10,860
Kellogg, 5.125%, 12/3/12	2,250	2,441
Kraft Foods, 2.625%, 5/8/13	9,810	9,930
Kraft Foods, 6.25%, 6/1/12	9,290	10,096
Kroger, 6.80%, 4/1/11	13,043	13,644
Life Technologies, 3.375%, 3/1/13	8,160	8,285
McCormick, 5.80%, 7/15/11	2,730	2,877
Medtronic, 4.375%, 9/15/10	5,375	5,431
Novartis Capital, 1.90%, 4/24/13	9,680	9,737
Novartis Capital, 4.125%, 2/10/14	6,255	6,665
Pfizer, 4.45%, 3/15/12	13,500	14,246
Procter & Gamble, 1.35%, 8/26/11	9,740	9,807
Procter & Gamble, 1.375%, 8/1/12	16,120	16,258
Roche Holdings, 4.50%, 3/1/12 (1)	14,160	14,925
SABMiller, 6.20%, 7/1/11 (1)	17,525	18,361
Safeway, 5.80%, 8/15/12	18,314	19,886
Watson Pharmaceuticals, 5.00%, 8/15/14	13,360	14,209
Whirlpool, 6.125%, 6/15/11	3,970	4,141
		404,958

Technology 1.3%		
Dun & Bradstreet, 5.50%, 3/15/11	10,900	11,255
Hewlett-Packard, 2.95%, 8/15/12	840	868
Hewlett-Packard, 4.25%, 2/24/12	3,730	3,930
Hewlett-Packard, 4.50%, 3/1/13	5,700	6,120
IBM, 6.50%, 10/15/13	8,450	9,744
Oracle, 5.00%, 1/15/11	8,125	8,339
Xerox, 5.50%, 5/15/12	10,950	11,679
Xerox, 5.65%, 5/15/13	10,595	11,432
Xerox, 7.125%, 6/15/10	790	791
		64,158
Transportation 1.3%		
CSX, 5.75%, 3/15/13	7,278	7,943
CSX, 6.75%, 3/15/11	1,400	1,460
Delta Air Lines, 7.57%, 5/18/12	15,670	15,905
ERAC USA Finance, 5.80%, 10/15/12 (1)	16,659	18,033
ERAC USA Finance, 8.00%, 1/15/11 (1)	9,720	10,129
Southwest Airlines, 6.50%, 3/1/12	13,460	14,336
Union Pacific, 6.65%, 1/15/11	135	140
		67,946
Total Industrial		1,366,809
UTILITY 5.1%		
Electric 3.2%		
Alabama Power, 4.85%, 12/15/12	1,125	1,216
Appalachian Power, 5.55%, 4/1/11	500	519
Appalachian Power, 5.65%, 8/15/12	7,825	8,415
Black Hills, 9.00%, 5/15/14	4,605	5,354
Dominion Resources, 5.70%, 9/17/12	7,480	8,135

Duke Energy, 3.95%, 9/15/14	9,335	9,684
Duke Energy Ohio, 2.10%, 6/15/13	8,195	8,250
Enel Finance International, 3.875%, 10/7/14 (1)	18,730	18,724
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	9,330	9,234
National Rural Utilities Cooperative Finance, 2.625%, 9/16/12	9,250	9,481
Nevada Power, 8.25%, 6/1/11	2,660	2,829
NiSource Finance, 6.15%, 3/1/13	3,395	3,682
NiSource Finance, 7.875%, 11/15/10	1,045	1,073
Northeast Utilities, 5.65%, 6/1/13	9,200	9,887
Ohio Power, 5.75%, 9/1/13	4,815	5,312
PPL Electric Utilities, 7.125%, 11/30/13	5,930	6,912
Progress Energy, 6.05%, 3/15/14	2,875	3,190
Progress Energy, 7.10%, 3/1/11	3,000	3,128
PSEG Power, 2.50%, 4/15/13 (1)	15,370	15,424
PSEG Power, 6.95%, 6/1/12	7,500	8,188
Southern Company, 5.30%, 1/15/12	8,540	9,095
Southern Company, VR, 0.705%, 10/21/11	7,990	8,015
Virginia Electric & Power, 5.10%, 11/30/12	3,965	4,295
		160,042
Natural Gas 1.7%		
DCP Midstream, 7.875%, 8/16/10	8,850	8,979
DCP Midstream, 9.70%, 12/1/13 (1)	13,164	15,840
Enterprise Products Operations, 4.60%, 8/1/12	4,287	4,498
Enterprise Products Operations, 4.95%, 6/1/10	6,980	6,980
Enterprise Products Operations, 5.90%, 4/15/13	9,690	10,473
Kinder Morgan, 6.50%, 9/1/12	3,748	3,879
Plains All American Pipeline, 4.25%, 9/1/12	11,250	11,739
Texas Gas Transmission, 5.50%, 4/1/13 (1)	13,175	14,127

Williams Partners, 3.80%, 2/15/15 (1)	8,050	7,926
		84,441
Other Utility 0.2%		
Veolia Environnement, 5.25%, 6/3/13	9,175	9,867
		9,867
Total Utility		254,350
Total Corporate Bonds (Cost $2,313,380)		2,377,578

ASSET-BACKED SECURITIES 10.3%

Car Loan 4.8%		
AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	5,460	5,623
AmeriCredit Automobile Receivables Trust Series 2010-1, Class A2 0.97%, 1/15/13	8,705	8,694
AmeriCredit Automobile Receivables Trust Series 2010-1, Class B 3.72%, 11/17/14	3,065	3,092
Bank of America Auto Trust Series 2009-1A, Class A4 3.52%, 6/15/16 (1)	11,000	11,416
Bank of America Auto Trust Series 2010-1A, Class A2 0.75%, 6/15/12 (1)	15,170	15,151
BMW Vehicle Lease Trust Series 2009-1, Class A3 2.91%, 3/15/12	8,750	8,865
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A4, VR 1.367%, 5/16/11 (1)	11,439	11,457
Capital One Prime Auto Receivables Trust Series 2006-2, Class A4 4.94%, 7/15/12	497	506

CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 7/15/14	11,300	11,328
CarMax Auto Owner Trust Series 2010-1, Class B 3.75%, 12/15/15	5,685	5,707
CarMax Auto Owner Trust Series 2010-1, Class C 4.88%, 8/15/16	3,620	3,604
Chrysler Financial Lease Trust Series 2010-A, Class A2 1.78%, 6/15/11 (1)	850	853
CitiFinancial Auto Issuance Trust Series 2009-1, Class A3 2.59%, 10/15/13 (1)	11,945	12,115
DaimlerChrysler Auto Trust Series 2008-A, Class A3A 3.70%, 6/8/12	3,862	3,898
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	8,985	9,278
Ford Credit Auto Owner Trust Series 2009-E, Class A3 1.51%, 1/15/14	16,650	16,572
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	15,289	15,557
Ford Credit Auto Owner Trust Series 2010-A, Class D 4.05%, 10/15/16	255	258
Honda Auto Receivables Owner Trust Series 2009-2, Class A4 4.43%, 1/15/13	5,900	6,267
Honda Auto Receivables Owner Trust Series 2009-3, Class A4 3.30%, 9/15/15	11,000	11,400
Honda Auto Receivables Owner Trust Series 2010-1, Class A3 1.25%, 2/15/16	12,895	12,877

Honda Auto Receivables Owner Trust Series 2010-1, Class A4 1.98%, 5/23/16	4,185	4,208
HSBC Automotive Trust Series 2006-2, Class A4 5.67%, 5/17/13	6,384	6,567
Hyundai Auto Receivables Trust Series 2009-A, Class A4 3.15%, 3/15/16	10,715	11,078
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	5,000	5,080
Nissan Auto Receivables Owner Trust Series 2008-A, Class A3 3.89%, 8/15/11	1,048	1,051
USAA Auto Owner Trust Series 2007-2, Class A3 4.90%, 2/15/12	915	917
USAA Auto Owner Trust Series 2008-1, Class A3 4.16%, 4/16/12	648	653
USAA Auto Owner Trust Series 2010-1, Class A3 1.30%, 6/16/14	8,595	8,533
USAA Auto Owner Trust Series 2010-1, Class A4 2.14%, 9/15/15	6,850	6,847
Volkswagen Auto Lease Trust Series 2009-A, Class A3 3.41%, 4/16/12	11,635	11,882
Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A2 0.66%, 5/21/12	9,475	9,440
Wachovia Auto Owner Trust Series 2006-A, Class A4 5.38%, 3/20/13	2,156	2,197
		242,971

Credit Card 3.8%

American Express Credit Account Master Trust Series 2006-2, Class A 5.35%, 1/15/14	2,000	2,080
American Express Credit Account Master Trust Series 2006-2, Class B 5.55%, 1/15/14	7,860	8,144
American Express Credit Account Master Trust Series 2009-2, Class A, VR 1.587%, 3/15/17	17,275	17,869
Bank of America Credit Card Trust Series 2007-A8, Class A8 5.59%, 11/17/14	7,680	8,305
Cabela's Credit Card Master Trust Series 2005-1A, Class A1 4.97%, 10/15/13 (1)	3,970	4,029
Cabela's Credit Card Master Trust Series 2006-3A, Class A1 5.26%, 10/15/14 (1)	3,100	3,237
Cabela's Credit Card Master Trust Series 2006-3A, Class A2, VR 0.387%, 10/15/14 (1)	16,200	16,003
Cabela's Credit Card Master Trust Series 2010-IA, Class A, VR 1.787%, 1/16/18 (1)	15,665	16,001
Capital One Multi-Asset Execution Trust Series 2003-C4, Class C4 6.00%, 8/15/13	6,755	6,838
Capital One Multi-Asset Execution Trust Series 2005-A7, Class A7 4.70%, 6/15/15	13,000	13,868
Capital One Multi-Asset Execution Trust Series 2006-A2, Class A 4.85%, 11/15/13	670	685
Capital One Multi-Asset Execution Trust Series 2006-A6, Class A 5.30%, 2/18/14	250	260

Residential Asset Mortgage Products Series 2003-RZ2, Class A1, VR 3.60%, 4/25/33	757	644
		6,248
Other Asset-Backed Securities 1.5%		
CNH Equipment Trust Series 2007-A, Class B 5.09%, 6/16/14	110	112
CNH Equipment Trust Series 2009-B, Class A3 2.97%, 3/15/13	5,585	5,641
CNH Equipment Trust Series 2009-C, Class A3 1.85%, 12/16/13	4,677	4,713
CNH Wholesale Master Note Trust Series 2009-1A, Class A, VR 2.037%, 7/15/15 (1)	20,136	20,215
FPL Recovery Funding Series 2007-A, Class A2 5.044%, 8/1/15	10,215	10,885
GE Equipment Midticket Series 2009-1, Class A3 2.34%, 6/17/13	12,235	12,366
John Deere Owner Trust Series 2006-A, Class A4 5.39%, 6/17/13	1,331	1,333
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	3,404	3,445
John Deere Owner Trust Series 2009-B, Class A3 1.57%, 10/15/13	5,565	5,608
Marriott Vacation Club Owner Trust Series 2005-2, Class A 5.25%, 10/20/27 (1)	1,104	1,127
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	662	688

MMAF Equipment Finance Series 2009-AA, Class A3 2.37%, 11/15/13 (1)	7,381	7,381
		73,514
Stranded Utility 0.0%		
Centerpoint Energy Transition Bond Series 2005-A, Class A2 4.97%, 8/1/14	928	963
		963
Student Loan 0.1%		
Nelnet Student Loan Trust Series 2008-3, Class A1, VR 1.297%, 11/25/14	958	960
SLM Student Loan Trust Series 2008-4, Class A2, VR 1.366%, 7/25/16	5,080	5,154
		6,114
Total Asset-Backed Securities (Cost $511,938)		520,083
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.4%		
Collateralized Mortgage Obligations 0.2%		
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 3.519%, 2/25/34	928	802
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 3.747%, 9/25/34	2,672	2,285
Ryland- Mercury Savings Trust Series 1998-MS2, Class A, CMO, ARM 3.322%, 10/25/18	9	9
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	4,524	4,531

Washington Mutual Mortgage PTC Series 2005-4, Class CB1, CMO, ARM 0.793%, 6/25/35	196	131
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 2.876%, 3/25/35	1,292	1,203
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 3A1, CMO, ARM 4.89%, 3/25/35	1,550	1,368
		10,329
Commercial Mortgage Backed Securities 2.2%		
Banc of America Commercial Mortgage Series 2003-1, Class A1 3.878%, 9/11/36	954	967
Bear Stearns Commercial Mortgage Securities Series 1998-C1, Class A2 6.44%, 6/16/30	18	18
Bear Stearns Commercial Mortgage Securities Series 2004-PWR6, Class A4 4.521%, 11/11/41	2,500	2,491
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A1, VR 5.546%, 9/11/38	1,361	1,375
Bear Stearns Commercial Mortgage Securities Series 2006-T24, Class A1 4.905%, 10/12/41	4,307	4,247
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1 5.271%, 1/10/12	1,693	1,712
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A1 5.047%, 7/15/44	496	496
Credit Suisse First Boston Mortgage Securities Series 2004-C2, Class A1 3.819%, 5/15/36	585	605
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A1 4.771%, 9/15/39	2,018	2,038

Credit Suisse Mortgage Capital Certificates Series 2007-C1, Class A1 5.227%, 2/15/40	1,709	1,736
Credit Suisse Mortgage Capital Certificates Series 2007-C4, Class A1, VR 5.54%, 9/15/39	358	363
GE Capital Commercial Mortgage Series 2005-C4, Class A1 5.082%, 11/10/45	3	3
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2 6.70%, 4/15/34	1,625	1,670
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2 4.305%, 8/10/42	5,011	5,069
Greenwich Capital Commercial Funding Series 2005-GG3, Class A3 4.569%, 8/10/42	2,554	2,559
Greenwich Capital Commercial Funding Series 2007-GG9, Class A1 5.233%, 3/10/39	39	39
JPMorgan Chase Commercial Mortgage Securities Series 2003-LN1, Class A1 4.134%, 10/15/37	5,103	5,174
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	1,000	1,021
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB17, Class A1 5.279%, 12/12/43	7,683	7,850
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A1 5.17%, 5/15/47	3,002	3,060
LB-UBS Commercial Mortgage Trust Series 2003-C7, Class A3, VR 4.559%, 9/15/27	8,500	8,551
LB-UBS Commercial Mortgage Trust Series 2003-C8, Class A3 4.83%, 11/15/27	18,105	18,513

LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2 3.246%, 3/15/29	1,256	1,263
Morgan Stanley Capital I Series 2003-IQ4, Class A2 4.07%, 5/15/40	15,482	15,829
Morgan Stanley Capital I Series 2006-T23, Class A1 5.682%, 8/12/41	2,895	2,954
Morgan Stanley Capital I Series 2007-T25, Class A1 5.391%, 11/12/49	7,846	8,022
Morgan Stanley Capital I Series 2007-T27, Class A1 5.606%, 6/11/42	13,888	14,411
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A1 5.38%, 1/15/39	105	105
		112,141
Total Non-U.S. Government Mortgage-Backed Securities (Cost $121,223)		122,470

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 19.6%

U.S. Government Agency Obligations 19.6% (8)

Federal Home Loan Mortgage		
4.50%, 3/1/23 - 8/1/24	25,559	26,819
5.00%, 10/1/18 - 10/1/23	25,656	27,382
5.50%, 11/1/21 – 12/1/23	16,245	17,510
6.00%, 11/1/11 - 8/1/22	9,200	9,932
Federal Home Loan Mortgage, ARM		
2.865%, 2/1/35	2,576	2,702
2.892%, 10/1/33	18	18
2.961%, 2/1/33	21	22
3.733%, 2/1/34	79	83

4.598%, 7/1/35	1,706	1,752
4.603%, 6/1/38	6,149	6,455
4.66%, 6/1/38	658	690
4.677%, 6/1/38	6,425	6,745
4.713%, 7/1/38	4,260	4,477
4.760%, 7/1/38	8,926	9,391
4.847%, 11/1/34	868	909
5.073%, 11/1/35	905	953
5.096%, 9/1/35	1,760	1,854
5.114%, 5/1/38	4,393	4,634
5.121%, 1/1/36	3,067	3,169
5.251%, 2/1/37	1,189	1,251
5.272%, 1/1/36	378	399
5.285%, 2/1/37	1,231	1,296
5.325%, 4/1/37	204	215
5.355%, 5/1/37	1,703	1,796
5.388%, 2/1/38	5,673	5,998
5.516%, 10/1/36	8,676	9,063
5.779%, 2/1/37	1,698	1,792
5.901%, 1/1/37	558	590
5.940%, 12/1/36	3,317	3,523
5.989%, 11/1/36	1,722	1,829
Federal Home Loan Mortgage, CMO		
4.25%, 12/15/21	163	167
4.50%, 2/15/20	105	106
5.50%, 12/15/18 - 7/15/28	13,448	13,970
5.75%, 12/15/18	2,594	2,719
6.00%, 9/15/13 - 1/15/30	24,642	25,669
6.50%, 11/15/20 - 8/15/30	786	815

Federal Home Loan Mortgage, CMO, IO		
4.50%, 5/15/16 - 4/15/18	1,205	51
Federal Home Loan Mortgage, VR		
6.28%, 10/27/31	86	84
Federal National Mortgage Assn.		
4.00%, 2/1/25 - 3/1/25	88,969	91,337
4.50%, 5/1/19 - 12/1/24	204,979	215,157
5.00%, 2/1/18 - 9/1/24	144,144	154,059
5.50%, 5/1/16 - 12/1/34	136,402	147,006
6.00%, 5/1/21 - 1/1/38	106,640	115,221
Federal National Mortgage Assn., ARM		
1.742%, 10/1/33	2,984	3,033
2.375%, 1/1/35	142	146
2.73%, 2/1/33	48	50
2.786%, 7/1/33	20	20
2.857%, 3/1/20	11	11
2.86%, 3/1/18	1	1
2.864%, 10/1/17	7	7
2.93%, 7/1/27	47	49
2.961%, 7/1/34	76	80
3.00%, 11/1/17	16	16
3.023%, 3/1/19	1	1
3.036%, 5/1/17	15	15
3.109%, 12/1/17 - 11/1/20	28	29
3.111%, 10/1/32	112	118
3.162%, 9/1/32	122	124
3.611%, 12/1/32	224	237
4.556%, 7/1/35	1,464	1,492
4.75%, 7/1/18	14	14
4.828%, 5/1/38	8,162	8,578

U.S. Government Obligations 0.0%		
Government National Mortgage Assn.		
6.00%, 7/15/17	594	642
7.00%, 9/15/12 - 12/15/13	206	214
10.00%, 2/15/16 - 10/20/20	15	19
11.25%, 7/15/13	11	13
11.50%, 10/15/10 - 12/15/15	42	51
11.75%, 8/15/13	25	26
Government National Mortgage Assn., CMO, 4.287%, 1/16/30	150	154
		1,119
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $960,937)		987,439

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 6.5%

U.S. Government Agency Obligations 4.8% (2)		
Federal Home Loan Bank, 1.625%, 9/26/12	15,000	15,172
Federal Home Loan Bank, 3.625%, 9/16/11	25,000	25,941
Federal Home Loan Bank, 4.50%, 11/15/12	15,800	17,056
Federal Home Loan Bank, 4.625%, 10/10/12	13,500	14,577
Federal Home Loan Mortgage, 4.125%, 10/18/10	46,150	46,813
Federal Home Loan Mortgage, 4.125%, 12/21/12	15,800	16,914
Federal Home Loan Mortgage, 5.50%, 8/20/12	25,000	27,414
Federal National Mortgage Assn., 3.875%, 7/12/13	43,035	46,078
Federal National Mortgage Assn., 4.375%, 9/15/12	13,900	14,908
Federal National Mortgage Assn., 4.75%, 11/19/12	13,500	14,650
		239,523
U.S. Treasury Obligations 1.7%		
U.S. Treasury Notes, 1.125%, 1/15/12	11,935	12,024
U.S. Treasury Notes, 2.00%, 9/30/10	24,000	24,139

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,891,502)	$ 4,998,391
Interest receivable	41,988
Receivable for shares sold	13,885
Unrealized gain on forward currency exchange contracts	901
Other assets	99
Total assets	5,055,264
Liabilities	
Payable for shares redeemed	9,167
Unrealized loss on forward currency exchange contracts	3,365
Investment management fees payable	1,707
Payable for investment securities purchased	277
Due to affiliates	259
Other liabilities	2,497
Total liabilities	17,272
NET ASSETS	$ 5,037,992
Net Assets Consist of:	
Overdistributed net investment income	$ (9,056)
Accumulated undistributed net realized loss	(39,837)
Net unrealized gain	104,385
Paid-in capital applicable to 1,039,105,272 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares authorized	4,982,500
NET ASSETS	$ 5,037,992
NET ASSET VALUE PER SHARE	
Investor Class	
($4,631,030,045 / 955,158,188 shares outstanding)	$ 4.85
Advisor Class	
($406,961,950 / 83,947,084 shares outstanding)	$ 4.85

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Short-Term Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. The fund has two classes of shares: the Short-Term Bond Fund original share class, referred to in this report as the Investor Class, offered since March 2, 1984, and the Short-Term Bond Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of May 28, 2010, the last business day in the fund’s fiscal year ended May 31, 2010. Some foreign markets were open between May 28 and the close of the reporting period on May 31, but any differences in investment values and foreign exchange rates subsequent to May 28 through May 31 were immaterial to the fund’s financial statements.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2010, totaled $1,374,000 for the year ended May 31, 2010.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments and the right to reclaim or obligation to return collateral executed with the same counterparty under a master netting arrangement. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2010, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 3% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2010, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2010, securities valued at $1,684,000 had been posted by the fund for the benefit of counterparties and no collateral was pledged by counterparties for the benefit of the fund.

At any point in time, the fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker in its sole discretion may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase Commitments During the year ended May 31, 2010, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA transactions with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended May 31, 2010, the fund invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provides eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which are either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from final termination of the TALF program, currently scheduled for June 30, 2010, with two possible one-year extensions. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of May 31, 2010, the fund had outstanding capital commitments in the amount of $5,910,000, which may be called at the discretion of the private fund’s manager.

TALF Loans The fund’s Board of Directors has approved direct participation in the TALF program. At inception of each TALF loan, a borrower must put up its own risk capital by pledging collateral valued typically between 105% and 116% of the loan principal, and possibly higher. Notwithstanding changes in the value of the collateral, borrowers will not be required to post additional collateral during the term of the loan. The TALF program provides that a borrower may surrender collateral pledged at any time prior to maturity of a loan in full satisfaction of its loan obligation and that the FRBNY can enforce its rights under a TALF loan only against the collateral pledged by the borrower, with certain exceptions. In addition to the collateral, the fund at all times maintains sufficient cash, liquid assets, or other SEC-permitted asset types to cover its outstanding loan obligations. TALF loans generally incur an administration fee, which is paid at the time the TALF loan is drawn and is included in interest expense in the accompanying Statement of Operations. For the year ended May 31, 2010, the fund had average TALF loans of $114,132,000, at an average annual rate of 2.21%. As of May 31, 2010, the fund had no TALF loans outstanding.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $2,266,501,000 and $614,079,000, respectively, for the year ended May 31, 2010. Purchases and sales of U.S. government securities aggregated $883,286,000 and $325,769,000, respectively, for the year ended May 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications between income and gain relate primarily to the character of currency gains and losses or the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2010 and May 31, 2009, totaled $116,245,000 and $79,224,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of May 31, 2010, expire: $447,000 in fiscal 2012, $4,473,000 in fiscal 2013, and $6,329,000 in fiscal 2014, $3,014,000 in fiscal 2015, $16,939,000 in fiscal 2017, and $4,701,000 in fiscal 2018. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s fiscal year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2010, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, expenses in the amount of $557,000 were repaid to the manager during the year ended May 31, 2010. Including these amounts, expenses previously reimbursed by the manager in the amount of $1,165,000 remain subject to repayment at May 31, 2010.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2010, expenses incurred pursuant to these service agreements were $138,000 for Price Associates; $1,077,000 for T. Rowe Price Services, Inc.; and $214,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2010, the fund was charged $474,000 for shareholder servicing costs related to the college savings plans, of which $392,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2010, approximately 5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2010, the fund was allocated $867,000 of Spectrum Funds’ expenses, of which $607,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2010, approximately 12% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of May 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 15,344,742 shares of the fund, representing 2% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price
Short-Term Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Bond Fund, Inc. (the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent and record keeper, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2010

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1983	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Georgia Pacific (2004 to 2005); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
1992	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[125]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Michael C. Gitlin	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
(1970)	Limited, T. Rowe Price Group, Inc., and T. Rowe Price International,
2010	Inc.; Director of Fixed Income, T. Rowe Price (2009 to present); Global
[39]	Head of Trading, T. Rowe Price (2007 to 2009); formerly Head of U.S.
Equity Sales, Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Short-Term Bond Fund	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price Trust
Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Bridget A. Ebner (1970)	Vice President, T. Rowe Price
Assistant Vice President

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price
Assistant Vice President

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price; formerly
Assistant Vice President	Investment Analyst, Morgan Stanley’s
Alternative Investment Partners Group (to
2007); Associate Portfolio Manager, Smith
Breeden Associates (to 2005)

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Assistant Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008); Senior Portfolio
Manager, Avenue Capital Group (to 2006); and
Senior Vice President, Portfolio Transactions,
Federal National Mortgage Association (to 2005)

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Short-Term Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 16, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 16, 2010